UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 25, 2018 (September 22, 2018)

BOSTON OMAHA CORPORATION (formerly known as REO PLUS, INC.)
(Exact name of registrant as specified in its Charter)

Delaware	001-38113	27-0788438
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

(Address and telephone number of principal executive offices, including zip code) 1411 Harney St., Suite 200 Omaha, Nebraska 68102
(857) 256-0079
___________________________________
(Former name or address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On September 22, 2018, pursuant to the Amended and Restated Voting and First Refusal Agreement dated May 26, 2017 by and among Boston Omaha Corporation (the “Company”), Boulderado Partners, LLC and Magnolia Capital Fund, LP, the Class B common stockholders re-elected each of Alex B. Rozek and Adam K. Peterson as a Class B director to sit on the Company’s Board of Directors. This action was taken by means of an action by unanimous written consent of the holders of Class B common stock in lieu of a special meeting.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the Company’s 2018 Annual Meeting of Stockholders, held on Saturday, September 22, 2018, the stockholders of the Company voted as set forth below on the following proposals. Each of these proposals is described in detail in the Company’s Proxy Statement.

Proposal No. 1           Election of Directors

The following nominees were elected as directors, each to serve a term of one year or until their successors are duly elected and qualified, by the vote set forth below:

Nominee	Votes Cast For	Votes Withheld	Broker Non-Votes
Bradford B. Briner	27,035,627	327,078	2,941,327
Brendan J. Keating	27,050,432	312,273	2,941,327
Frank H. Kenan II	27,116,684	246,021	2,941,327
Vishnu Srinivasan	27,116,684	246,021	2,941,327

Proposal No. 2           Ratification of Independent Registered Public Accounting Firm

The appointment of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 was ratified by the vote set forth below:

Votes Cast For	Votes Cast Against	Number of Abstentions	Broker Non-Votes
30,278,509	12,830	12,694	-

Proposal No. 3           Advisory Vote regarding Named Executive Officer Compensation

The compensation of the Company’s named executive officers as disclosed in the Proxy Statement was approved in an advisory vote, as set forth below:

Votes Cast For	Votes Cast Against	Number of Abstentions	Broker Non-Votes
27,341,970	18,265	2,471	2,941,327

Proposal No. 4           Advisory Vote regarding Frequency of the Vote on Named Executive Officer Compensation

An advisory vote on the frequency of the vote to approve the compensation of the named executive officers received the following votes:

1 year	2 years	3 years	Abstain	Broker Non-Votes
27,303,594	35,704	13,331	10,077	2,941,327

Based on the recommendation of the Board of Directors in the Company’s Proxy Statement filed with the Securities and Exchange Commission on August 6, 2018 and the voting results from the annual meeting of stockholders, the Company will include an advisory vote on executive compensation in its proxy statement every year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON OMAHA CORPORATION
(Registrant)

By:	/s/ Joshua P. Weisenburger
Joshua P. Weisenburger
Chief Financial Officer

Date: September 25, 2018

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